Exhibit 99.1

Overview March 2008

Forward Looking Statements Forward Looking Statements This Presentation contains forward-looking statements, estimates and projections with respect to the anticipated future performance of Rio Vista that may be deemed to be "forward-looking statements." These statements, estimates and projections reflect various assumptions made by Rio Vista concerning anticipated results, which may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of Rio Vista, events or developments that are expected to occur in the future (including statements related to the timing or extent of changes in commodity prices for oil and gas, the ability of Rio Vista to raise necessary capital for development and/or replacement of production and reserves, the ability of Rio Vista to replace production and reserves, earnings, expectations, sales of assets, capital expenditures or statements expressing general optimism about future operating results) are forward-looking statements. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond Rio Vista's control. No Representations or Warranties This Presentation has been prepared by Rio Vista and includes information from other sources believed by management to be reliable. Rio Vista has not independently verified any of the information from other sources. Rio Vista does not make any representation or warranty, express or implied, as to the accuracy or completeness of any of the information set forth herein. This Presentation may contain summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained therein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice. Rio Vista assumes no responsibility for updating this information.

Leadership Overview Douglas Manner, Chairman of the Board of Managers of Rio Vista GP LLC, general partner of Rio Vista Energy Partners L.P. Significant exploration and production experience Current CEO of Westside Energy Corporation (AMEX: WHT) Former VP and COO of Gulf Canada Previous Senior Vice President and Chief Operating Officer of Kosmos Energy, LLC (backed by both Blackstone and Warburg Pincus), a private energy company exploring for oil and gas in the offshore regions of West Africa Spent 15 years at Ryder Scott Petroleum, a leading reservoir engineering firm Ian Bothwell, Acting President and Chief Executive Officer of Rio Vista GP LLC and Penn Octane Corporation In November 2006, appointed acting Chief Executive Officer and acting President of Rio Vista GP LLC and Penn Octane Corporation Effective September 30, 2004, elected to serve as Chief Financial Officer, Vice President and Assistant Secretary of Rio Vista GP LLC Effective July 10, 2003, elected Treasurer of Rio Vista GP LLC Named Vice President, Treasurer, Chief Financial Officer, and Assistant Secretary of Penn Octane Corporation in October 1996 Served as a director of Penn Octane Corporation from March 1997 until July 2004 From 1987 to 1992, served as Controller/Director of Financial Analysis for Brooke Management Inc., the company which provided corporate management services to Brooke Group Ltd. (BGL), a NYSE publicly held company with consolidated revenues of over $1 billion and controlled several subsidiaries worldwide. BGL was initially formed as a specialty LBO company with $300 million of initial funding to pursue acquisitions

2007 - Year of Transformation Rio Vista Energy Partners L.P. ("Rio Vista", "RVEP" or "the Partnership") has recently undergone significant changes to better position the Partnership for stable cash flow and distribution growth Single focus business - principally engaged in the purchase, transportation and sale of liquefied petroleum gas ("LPG") Slow growth and unstable cash flows Relatively high administrative and legal costs Exploration and production and terminalling and transportation businesses provide attractive MLP growth platform Stable and diversified cash flows Experienced and focused leadership Rio Vista Pre-2007 Rio Vista Today

Overview of Rio Vista

Historical

LPG

- Principally engaged in the purchase, transportation and sale of LPG
- Owned and operated an LPG terminal facility in Matamoros, Mexico and approximately 23 miles of pipelines which connect the Matamoros terminal facility to an LPG terminal facility in Brownsville, Texas
- Transported LPG exclusively for TransMontaigne
- Sale to TransMontaigne closed in December 2007 for $10.8 million

Current Businesses

Terminalling/ Transportation

Regional Enterprises, Inc. ("Regional", formerly "Regional Enterprizes, Inc.")

Primary business includes:

- Receipt of bulk chemicals and petroleum products from ships, barges and rail into its storage tanks or trans-loading into tanker trailers. Based in Hopewell, Virginia
- Mid-Atlantic region focus
- Trans-loading from rail cars to tanker trailers of similar products at the Johnson City, Tennessee rail site
- Acquisition closed in July 2007 at a purchase price of $9.0 million

Gathering

Rio Vista GO LLC ("Rio Vista GO", formerly GO LLC)

- Oil and gas pipeline business located in Pittsburg and Haskell counties in Oklahoma
- Acquisition closed in November 2007 at a purchase price of $4.0 million

Exploration & Production

Rio Vista Penny LLC ("Rio Vista Penny", formerly GM Oil Properties, Inc. and Penny Petroleum Corporation)

- Oil and gas properties located in McIntosh, Pittsburg and Haskell counties in Oklahoma, including 100.0% interest in MV Pipeline Company
- LTM production (9/30/07) = 0.5 Bcfe
- Acquisition closed in November 2007 at a total purchase price of $26.4 million
- 2P (proved plus probable reserves) purchase multiple of approximately $0.44/Mcfe[1]

(1) Source: Independent engineer reserve reports for G.M. Oil Properties, Inc. and Penny Petroleum Corporation ("The Reserve Reports") dated August 1, 2007. Assumes NYMEX strip pricing as of August 1, 2007.

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RIO VISTA ENERGY PARTNERS L.P.

Rio Vista Asset Map Oil & Gas Assets Regional

Entered exploration and production and terminalling and transportation businesses Acquired three privately held, related companies in east central Oklahoma on November 20, 2007: GM Oil Properties, Inc., Penny Petroleum Corporation and GO LLC Purchased Regional Enterprizes, Inc. on July 27, 2007 Exit from legacy LPG business The Partnership closed the sale of its remaining LPG business to TransMontaigne on December 31, 2007 Recent Developments (1) Does not include transaction fees and expenses. Oklahoma Properties Paid all outstanding distribution arrearages in 2007 Distribution of $0.25 per unit paid on February 14, 2008 Issued $4.0 million of Rio Vista common units to Standard General and others on November 30, 2007(1) Leadership change Appointment of Douglas Manner as Chairman of the Board of Managers of Rio Vista GP LLC

Current Organizational Structure Rio Vista Operating Partnership L.P .. Rio Vista GP LLC Rio Vista Energy Partners L.P. Rio Vista E&P LLC Regional Enterprises, Inc. Rio Vista Operating GP LLC Rio Vista ECO LLC Rio Vista GO LLC Rio Vista Penny LLC GO LLC MV Pipeline Company 2% and IDRs 98% Limited Partners Rio Vista Operating LLC

Secure additional funding in amounts sufficient to meet desired development strategy for existing exploration and production asset base Expand exploration and production asset base through accretive acquisitions with long-lived reserves Leverage expertise of new leadership to optimize existing oil and gas operations Achieve organic growth through exploitation of numerous low-risk, high-return projects associated with exploration and production operations Improve Regional's operating profits through efficiencies, handling and storage of new products and expansion of current facilities Reduce commodity price exposure through hedging program Rio Vista Business Strategy

New business profile provides attractive growth platform Numerous development projects associated with acquired Oklahoma oil and gas assets that can be recognized with minimal capital outlay Prolific play that is in high demand - Woodford / Caney acreage currently receiving high valuations Entry into oil and gas business provides significant pipeline of acquisition opportunities Potential to build out additional terminalling assets on undeveloped acreage held by Regional Stable and diversified cash flows underpinned by long-lived reserve base and Regional terminalling and transportation business 2P reserve life of 50.4 years based on 2008E production(1) Small market cap helps facilitate rapid growth Enhances impact of and competitive positioning for growth opportunities Experienced and focused leadership Significant exploration and production and acquisition experience gained through election of Douglas Manner as Chairman Rio Vista Investment Highlights (1) Source: The Reserve Reports for G.M. Oil Properties, Inc. and Penny Petroleum Corporation dated August 1, 2007. Assumes NYMEX strip pricing as of August 1, 2007. Management estimates 2008 production will be 1.2 Bcf.

Acquired three privately held, related oil and gas companies in East Central Oklahoma on November 20, 2007 Exploration and production acquisitions: GM Oil Properties, Inc. and Penny Petroleum Corporation, now Rio Vista Penny LLC ("Rio Vista Penny"), a wholly-owned subsidiary of Rio Vista Rio Vista also acquired MV Pipeline Company from GM Oil Properties, Inc. and Penny Petroleum Corporation. It is now a wholly-owned subsidiary of Rio Vista Penny Gathering system and pipeline acquisition: GO LLC, now Rio Vista GO LLC ("Rio Vista GO"), a wholly-owned subsidiary of Rio Vista Total purchase price of $30.4 million $17.1 million assumption of senior secured debt owed to TCW Asset Management Company ("TCW") $9.4 million cash payment $2.0 million for entry into $30.0 million first lien senior credit facility with TCW and to purchase overriding royalty interest held by an affiliate of TCW $1.5 million of Rio Vista common units $0.5 million short-term convertible note(1) Purchase was partially funded through $30.0 million credit facility provided by TCW Initial draw under the facility of $22.1 million $17.1 million assumption of senior secured debt $3.0 million cash payment $2.0 million of TCW fees and third party expenses 8-year amortization starting in December 2008 with fixed interest rate of 10.5% (1) 7.0% note payable to Gary Moores ("Holder", former owner of Penny Petroleum Corporation) on May 19, 2008. Beginning February 19, 2008, Holder has option to convert the outstanding principal and interest into Rio Vista common units at a price equal to 90% of the 10-day average closing price as reported by the NASDAQ stock market at the time of conversion. The conversion option may be exercised on only one occasion and expires on May 19, 2008. Oklahoma Properties and Related Assets Transaction Overview

Rio Vista Acquired approximately 60.5 Bcfe of net proved and probable reserves and approximately 15,000 net acres located in McIntosh, Haskell and Pittsburgh Counties in Oklahoma Combined LTM (9/30/07) production of 0.5 Bcf and current daily production of 1.8 MMcf/d Rio Vista also acquired a 25% participation agreement on 4,800 acres owned by Concorde Resources with 35 Hartshorne and 4 Booch infield development opportunities Note: Black dots indicate non-designated operator Oklahoma Properties and Related Assets Overview of Assets Acquired Drilling commenced in January 2008 Located in region populated with leading gas producers Acquired midstream assets include Rio Vista GO's wholly- owned and operated 25-mile Brooken pipeline and Rio Vista Penny's wholly-owned and operated 40-mile MV Pipeline

Oklahoma Properties and Related Assets
E&P Assets Acquired

Long-lived proved producing properties with significant development potential

- Majority interest in 93 operated wells and 16 non-operated wells in the Booch Sand, Hartshorne Coal Bed Methane, George's Fork and Spiro formations
- LOE cost of approximately $0.85/Mcf
- F&D cost of $0.50/Mcf -$1.00/Mcf

Initial development has been focused on Hartshorne and Booch plays

Hartshorne coal bed methane

- Coal thickness contours ranging from a minimum of 2 feet to over 4 feet in select areas
- Well potential: 90-100 vertical, 5-10 horizontal, 250 – 900 MMcf per well

Booch sand

- Acreage surrounding Lake Eufaula has net sand thickness of 25 feet
- Land surrounding the edges and underneath Lake Eufaula has locations with net sand thickness up to 200 feet
- Well potential: 5-10 thin, up to 5 thick wells, 800 MMcf – 4 Bcf per well

Significant upside potential in Woodford Shale with additional opportunities in Wapanucka, Union Valley, Cromwell, Jefferson, Mayes, Hunton, Sylvan, Viola and Wilcox plays

Rio Vista has an average working interest of approximately 85%

Proved and Probable Reserves Summary (1)

	Total Proved + Probable Reserves										
	Prov. Developed			Prov. Non-Producing			Prov. Undeveloped + Probable			Total	PV-10
	Oil (MBbl)	Gas (Bcf)	Total (Bcfe)	Oil (MBbl)	Gas (Bcf)	Total (Bcfe)	Oil (MBbl)	Gas (Bcf)	Total (Bcfe)	(Bcfe)	($MM)
GM Oil - OK	0.0	5.2	5.2	0.0	1.1	1.1	0.0	33.0	33.0	39.3	$79.3
Penny - OK	0.0	2.8	2.8	0.0	0.0	0.0	0.0	18.4	18.4	21.2	40.1
Total			8.0			1.1			51.4	60.5	$119.4

(1) Source: The Reserve Reports, based on NYMEX strip pricing as of August 1, 2007.

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RIO VISTA ENERGY PARTNERS L.P.

Oklahoma Properties and Related Assets 2008 E&P Development Plan Rio Vista intends to drill 52 wells in 2008 114 wells are included in the 2008/2009 outside consultants Reserve Reports Of the 114 wells identified in the Reserve Reports, 51 wells are on the 2008 drilling schedule Includes horizontal and vertical wells in the Booch Sand and Hartshorne Coal Bed Methane formations 1 deep well is on the 2008 drilling schedule that is not included in the Reserve Reports 2008E total capex of over $11 million expected to be funded from new debt / equity sources The remaining 63 undeveloped locations reflected in the Reserve Reports are scheduled to be drilled in 2009 based on available capital Average vertical well cost is $170,000 and average horizontal well cost is $600,000

Oklahoma Properties and Related Assets Midstream Assets Acquired MV Pipeline Gathers natural gas from leases in the Texanna area north of Lake Eufaula and delivers to the Oneok intrastate pipeline in McIntosh County 40 miles of Class I pipelines, a low-pressure gas gathering system and a 3,000 hp central compressor station with capacity of 50 MMcf/d Originally constructed in 1984, upgraded in 1998 and added 2 new compressors in 2006 Brooken Pipeline Gathers natural gas from several properties located in Haskell and Pittsburg counties Originally constructed in 1992 and consists of approximately 25 miles of pipeline Capacity of 10 MMcf/d Current total pipeline throughput of approximately 2.0 MMcf/d Current third-party throughput of approximately 0.6 MMcf/d

Principal business includes storage, transportation and railcar transloading of bulk liquids, including chemical and petroleum products Located on the James River in Hopewell, Virginia Receives bulk chemicals and petroleum products from ships and barges (into approximately 10.3 million gallons of available storage) and product from a rail spur capable of receiving 14 rail cars at one time for transloading of chemical and petroleum liquids for delivery throughout the mid-Atlantic 34 years of operating history Total purchase price of $9.0 million $8.0 million cash Funded with a $5.0 million one-year note and existing cash $1.0 million seller note to be paid in four equal semi-annual installments beginning January 2008 Results from period of November 1, 2006 - October 31, 2007 Revenue of $6.7 million EBITDA of $2.4 million Acquisition of Regional

Storage facilities include 15 steel tanks and transportation fleet consists of 30 tractors and 48 tanker trailers Approximately 90% of Regional's 10.3 million gallons of storage capacity is currently being utilized Regional does not take title to products it stores for customers Regional Overview Transportation services are short-haul in nature, approximately 85% of deliveries are made within a 150-mile radius of the Hopewell terminal Specialized tanker trailers are capable of handling hazardous materials allowing Regional to demand a premium fee 2007 average driver hour efficiency rate was 79.1% Driver turnover rate is approximately 18%, compared to the industry average of 37% Current "safestat" as determined by the D.O.T. is 14.6, which is lower than competitor average of approximately 35.3 Transloading facilities at Hopewell terminal and in Johnson City, Tennessee Open rail access to the Norfolk Southern and CSX rail lines offers competitive rail economics and flexibility for customers

Major Contracts Asphalt storage and handling contract that runs through October 2012 with annual fee of over $500,000 Required to provide minimum annual throughput of 610,000 barrels per year, with additional volumes paid on a per barrel basis #2 oil storage agreement that renews annually with annual storage fee of approximately $300,000 plus product transportation fee calculated on a per gallon basis Fuel oil storage and transportation agreement that runs through February 2013 with annual storage fee of over $300,000 plus product transportation fee Required to provide minimum annual throughput of 35,000 tons per year, with additional volumes paid on a per ton basis The remainder of Regional's cash flow comes primarily from transportation fees Regional Customer Overview

Regional Expansion Opportunities Regional controls 2.25 acres of undeveloped acreage at its Hopewell facility which could accommodate up to an additional 4.2 million gallons of storage capacity Estimated capital cost is approximately $375,000 Contemplating a project that would more than double current rail siding capacity at Hopewell Regional qualifies as a small business contractor and vendor capable of storing, transporting and supplying bulk chemical and petroleum products on behalf of U.S. government agencies Regional intends to seek contracts with the Department of Defense and the Defense Energy Support Center based on its proximity to multiple military bases Potential to handle additional bulk products at Hopewell facility such as coal, limestone, waste wood, bio fuels and fly ash Exploring opportunities at Johnson City facility to handle and transport additional chemicals

Financial Summary

($ in millions) Rio Vista Stand-Alone Financial Summary (1)(2) Based on Management estimates at price of $6.51/Mcf. Assumed Rio Vista PDP, PDNP, PDBP and PUD success factors of 100%, 100%, 100% and 75%, respectively. Assumes PDPs 90% hedged at NYMEX strip prices as of January 14, 2008. Assumes Rio Vista will be successful in securing additional financing in an amount sufficient to fund estimated Capex and other working capital requirements.

Risk Management Policy Rio Vista intends to use a high level of hedging to mitigate commodity price volatility and maintain cash flow and distribution stability Up to 90% of proved developed production for up to five years Utilize swaps for majority of hedges but may consider utilizing costless collars as well Existing hedging program A significant percentage of 2008-2010 production will be hedged Current hedges: February 2008 - March 2008: ~0.8 MMcf/d @ $6.70/Mcf April 2008 - October 2008: 1.0 MMcf/d @ $6.35/Mcf November 2008 - March 2009. 1.0 MMcf/d @ $8.61/Mcf Opportunistically hedge additional volumes through the course of the year and into 2009 Rio Vista will similarly hedge production associated with future acquisitions to protect the economics of the transactions

New business profile provides attractive growth platform Numerous development projects associated with acquired Oklahoma oil and gas assets that can be recognized with minimal capital outlay Prolific play that is in high demand - Woodford / Caney acreage currently receiving high valuations Entry into oil and gas business provides significant pipeline of acquisition opportunities Potential to build out additional terminalling assets on undeveloped acreage held by Regional Stable and diversified cash flows underpinned by long-lived reserve base and Regional terminalling and transportation business 2P reserve life of 50.4 years based on 2008E production(1) Small market cap helps facilitate rapid growth Enhances impact of and competitive positioning for growth opportunities Experienced and focused leadership Significant exploration and production and acquisition experience gained through election of Douglas Manner as Chairman Rio Vista Investment Highlights (1) Source: The Reserve Reports for G.M. Oil Properties, Inc. and Penny Petroleum Corporation dated August 1, 2007. Assumes NYMEX strip pricing as of August 1, 2007. Management estimates 2008 production will be 1.2 Bcf.